                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into The InterCept Group, Inc.'s previously filed Registration Statements File No. 333-70237, 333-88321 and 333-94511.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------
                                        ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 2,2001